THE PREFERRED INCOME FUND

Dear Shareholder:

     The Preferred Income Fund continues on a steady course despite tumultuous economic and political conditions around the world. Total return on net asset value, including both income and principal change, was 0.8% for the quarter ended August 31, 1998 and 6.7% for the first three quarters of fiscal 1998.

     Tumbling common stock prices in this country and near economic collapse in Russia and parts of Asia have resulted in a classic "flight to safety." The yields of U.S. Treasury bonds have fallen, causing their prices to rise strongly while, at the same time, the markets for junk bonds and emerging market debt are in shambles. Better quality domestic corporate bonds and preferreds, in which the Fund invests, have been caught in the middle, sharing neither the prosperity of Treasuries nor the misery of distressed markets.

     Our strategy of hedging by purchasing put options on Treasury bond futures was up to the challenge of these difficult markets. We expect the Fund to lose money on its hedges when the prices of long term Treasury bonds rise. However, the maximum loss on purchased put options is limited to the comparatively small amount paid for the options, which kept our hedge losses under control. Thus, even though the Fund's preferred stock holdings did not match the strength in Treasuries, we were still able to produce positive returns after hedging. "All's well that ends well."

     A chaotic investment climate usually helps patient investors once the smoke clears. We believe select hybrid preferreds now present exceptional opportunities, even for corporate investors that normally favor traditional preferreds eligible for the Dividend Received Deduction. In response, we have roughly doubled the Fund's position in hybrids over the course of the current fiscal year to approximately 45% of the portfolio.

     Adjustable rate preferreds (ARPs) have been a welcome source of cash for adding to hybrids. In part, this has been due to redemptions of ARPs by issuers at prices that we were happy to get. ARPs now account for roughly 17% of the Fund's portfolio, down from approximately 32% at the start of the current fiscal year and a high of 42% less than two years ago.

     The Fund has realized substantial capital gains in the current fiscal year, as shown in the "Statement of Changes In Net Assets" contained in this report. This makes a special year-end distribution quite likely, although we are living in a volatile world where things can change quickly.

                                           Sincerely yours,


                                           /s/ Robert T. Flaherty
                                           ------------------------------
                                           Robert T. Flaherty
                                           Chairman of the Board
September 11, 1998

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
----------------------------------

                                                                      PERCENT OF
                                                            VALUE     TOTAL NET
                                                           (000'S)      ASSETS
                                                           --------   ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities...........................................  $ 14,213       6.4%
     Banking.............................................    23,287      10.5
                                                           --------     -----
          Total Adjustable Rate..........................    37,500      16.9
                                                           --------     -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities...........................................    69,184      31.3
     Banking.............................................    41,184      18.6
     Financial Services..................................    31,185      14.1
     Industrial..........................................    11,303       5.1
     Insurance...........................................    22,841      10.3
                                                           --------     -----
          Total Fixed Rate...............................   175,697      79.4
                                                           --------     -----
TOTAL PREFERRED STOCKS AND SECURITIES....................   213,197      96.3
COMMON STOCKS
     Utilities...........................................     5,121       2.3
COMMERCIAL PAPER.........................................     1,992       0.9
PURCHASED PUT OPTIONS....................................       316       0.1
                                                           --------     -----
TOTAL INVESTMENTS........................................   220,626      99.6
OTHER ASSETS AND LIABILITIES (NET).......................       914       0.4
                                                           --------     -----
          TOTAL NET ASSETS...............................  $221,540     100.0%
                                                           ========     =====

FINANCIAL DATA

PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                      DIVIDEND
                               DIVIDEND  NET ASSET      NYSE        REINVESTMENT
                                 PAID      VALUE    CLOSING PRICE    Price (1)
                               --------  ---------  -------------   ------------
December 31, 1997.............  $0.460    $16.43      $16.1250         $16.40
January 31, 1998..............   0.081     16.53       15.9375          15.98
February 28, 1998.............   0.081     16.55       15.8125          15.80
March 31, 1998................   0.081     16.63       15.8125          15.82
April 30, 1998................   0.081     16.64       15.6250          15.68
May 31, 1998..................   0.081     16.77       15.9375          15.98
June 30, 1998.................   0.081     16.84       16.2500          16.00
July 31, 1998.................   0.081     16.65       15.8125          15.74
August 31, 1998...............   0.081     16.64       15.8750          15.89

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
                                   ---------------------------------------------

OPERATIONS:
    Net investment income...................................  $  9,274,821
    Net realized gain on investments sold...................     7,309,785
    Net unrealized depreciation of investments during the
     period.................................................    (4,355,361)
                                                              ------------
        Net increase in net assets from operations..........    12,229,245
DISTRIBUTIONS:
    Dividends paid from net investment income to MMP*
     Shareholders...........................................    (1,731,860)
    Distributions paid from net realized capital gains to
     MMP* Shareholders(3)...................................       (46,436)
    Dividends paid from net investment income to Common
     Stock Shareholders(2)..................................    (7,985,967)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)...........................    (2,915,169)
                                                              ------------
        Net decrease in net assets..........................      (450,187)
NET ASSETS:
    Beginning of period.....................................   221,990,154
                                                              ------------
    End of period...........................................  $221,539,967
                                                              ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period....................    $    16.71
                                                                ----------
    Net investment income...................................          0.94
    Net realized gain and unrealized depreciation on
     investments............................................          0.30
                                                                ----------
    Net increase in net asset value resulting from
     investment operations..................................          1.25
DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders.................         (0.18)
    Distributions paid from net realized capital gains to
     MMP* Shareholders(3)...................................         (0.00)#
    Dividends paid from net investment income to Common
     Stock Shareholders(2)..................................         (0.81)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)...........................         (0.30)
    Change in accumulated undeclared dividends on MMP*
     Shareholders...........................................         (0.02)
                                                                ----------
    Total distributions.....................................         (1.31)
                                                                ----------
    Net asset value, end of period..........................    $    16.64
                                                                ==========
    Market value, end of period.............................    $   15.875
                                                                ==========
    Common shares outstanding, end of period................    $9,838,571
                                                                ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS:
    Net investment income...................................          5.93**
    Operating expenses......................................          1.36%**
SUPPLEMENTAL DATA:
    Portfolio turnover rate.................................            74%
------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
  including MMP*............................................          1.01%**


(1) These tables summarize the nine months ended August 31, 1998 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1997.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM) Stock.
**  Annualized.
#   Amount represents less than $0.01 per share.

DIRECTORS
  Martin Brody
  Donald F. Crumrine, CFA
  Robert T. Flaherty, CFA
  David Gale
  Morgan Gust
  Robert F. Wulf, CFA

OFFICERS
  Robert T. Flaherty, CFA                                     [LOGO]
    Chairman of the Board
    and President
  Donald F. Crumrine, CFA
    Vice President
    and Secretary
  Robert M. Ettinger, CFA
    Vice President
  Peter C. Stimes, CFA
    Vice President
    and Treasurer
  Carl D. Johns
    Assistant Treasurer

INVESTMENT ADVISER
  Flaherty & Crumrine Incorporated                         Quarterly
  e-mail: flaherty@westworld.com                             Report

QUESTIONS CONCERNING YOUR SHARES OF
  PREFERRED INCOME FUND?
  - If your shares are held in a
    Brokerage Account, contact your
    Broker.
  - If you have physical possession of
    your shares in certificate form,
    contact the Fund's Transfer Agent &
    Shareholder Servicing Agent --
      First Data Investor Services
      Group, Inc.
         P.O. Box 1376
         Boston, MA 02104
         1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF
PREFERRED INCOME FUND INCORPORATED FOR
THEIR INFORMATION. IT IS NOT A
PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE                August 31, 1998
OF SHARES OF THE FUND OR OF ANY
SECURITIES MENTIONED IN THIS REPORT.